EXHIBIT NO. 24.1

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that each of UnionBanCal Corporation and the several undersigned officers and directors whose signatures appear below, hereby makes, constitutes and appoints David I. Matson, David A. Anderson and John McGuckin, Jr., and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to prepare, execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned officer's and director's capacity or capacities as shown below, an Annual Report on Form 10-K for the year ended December 31, 2000, and all exhibits thereto and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, hereby ratifying and confirming all acts and things which said attorneys or attorney might do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, UnionBankCal Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned officers and directors, in the capacity or capacities noted, has hereunto set his or her hand as of the date indicated below.

                                       UNIONBANCAL CORPORATION



                                       By  /s/ TAKAHIRO MORIGUCHI
                                           --------------------------------
                                           Name:  Takahiro Moriguchi
                                           Title: President and Chief Executive
                                                  Officer


Dated:  March 20, 2001



      SIGNATURE                                            TITLE
      ---------                                            -----

 /s/ DAVID R. ANDREWS
-----------------------------------------------
     David R. Andrews                                      Director



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   L. Dale Crandall                                        Director



/s/ RICHARD D. FARMAN
-----------------------------------------------
    Richard D. Farman                                      Director



/s/ STANLEY F. FARRAR
-----------------------------------------------
    Stanley F. Farrar                                      Director


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/s/ HERMAN E. GALLEGOS
-----------------------------------------------
    Herman E. Gallegos                                     Director



/s/ JACK L. HANCOCK
-----------------------------------------------
    Jack L. Hancock                                        Director



/s/ RICHARD C. HARTNACK
-----------------------------------------------
    Richard C. Hartnack                                    Director



/s/ KAORU HAYAMA
-----------------------------------------------
     Kaoru Hayama                                          Director



/s/ NORIMICHI KANARI
-----------------------------------------------
    Norimichi Kanari                                       Director



/s/ SATORU KISHI
-----------------------------------------------
    Satoru Kishi                                           Director



-----------------------------------------------
   Monica C. Lozano                                        Director



/s/ MARY S. METZ
-----------------------------------------------
    Mary S. Metz                                           Director




-----------------------------------------------
   Raymond E. Miles                                        Director



/s/ TAKAHIRO MORIGUCHI
-----------------------------------------------
    Takahiro Moriguchi                                     Director



-----------------------------------------------
  J. Fernando Niebla                                       Director


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/s/ SIDNEY R. PETERSEN
-----------------------------------------------
    Sidney R. Pertersen                                    Director



/s/ CARL W. ROBERTSON
-----------------------------------------------
    Carl W. Robertson                                      Director



-----------------------------------------------
   Yoshihiko Someya                                        Director



/s/ HENRY T. SWIGERT
-----------------------------------------------
    Henry T. Swigert                                       Director



/s/ ROBERT M. WALKER
-----------------------------------------------
    Robert M. Walker                                       Director



-----------------------------------------------
   Kenji Yoshizawa                                         Director